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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 3, 1997

                       AMERICAN BUSINESS INFORMATION, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-19598                                          47-0751545
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(Commission File Number)                    (I.R.S. Employer Identification No.)

        5711 South 86th Circle, Omaha, Nebraska                    68127
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 593-4500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

        On October 3, 1997, the Company's stockholders approved the Reclassification of the Company's existing Common Stock as Class B Common Stock and authorized a new Class A Common Stock. The Company's Common Stock now consists of Class A Common Stock, consisting of 220,000,000 shares, and Class B Common Stock, consisting of 75,000,000 shares. The Class A Common Stock entitles the holder thereof to one vote per share and a non-cumulative dividend of $.02 per share per year, when and as declared by the Company's Board of Directors in preference to any dividend on the Class B Common Stock. The Class B Common Stock will entitle the holder thereof to ten votes per share. In all other respects, the Class A Common Stock and Class B Common Stock are identical.

        Following the Stockholder action, the Board of Directors declared a dividend of one Class A Common Stock for every share of Class B Common Stock outstanding as of that date. The record date for the Stock Dividend was October 3, 1997, and the payment date will be October 9, 1997. Beginning on October 10, 1997, the Company's Class A Common Stock will trade on the Nasdaq National Market under the symbol "ABIIA", and the company's Class B Common Stock will trade under the symbol "ABIIB."

        Also on October 3, 1997, the Board of Directors approved certain changes to the Company's stockholder rights plan, which relates to its Class B Common Stock, and adopted a new stockholders' rights plan, which relates to the Company's Class A Common Stock. Copies of the press releases relating to the reclassification and the stockholders' rights plans are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

               EXHIBIT
               NUMBER       DESCRIPTION
               ------       -----------
                99.1        Press Release dated October 6, 1997 (relating to the
                            reclassification)

                99.2 Press Release dated October 6, 1997 (relating to the stockholders' rights plans)





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October __, 1997
                                        AMERICAN BUSINESS INFORMATION, INC.


                                        By:
                                        ---------------------------------------
                                        Steven Purcell, Chief Financial Officer








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                                INDEX TO EXHIBITS


Exhibit
Number                           Exhibit Title
 99.1       Press Release dated October 6, 1997 (relating to the
            reclassification)

 99.2 Press Release dated October 6, 1997 (relating to the stockholders' rights plans)









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